                                                                   Exhibit 10.13


                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE

$65,000.00                                                      January 15, 1998


     For value received, the undersigned promises to pay to Xenogen Corporation, a California corporation (the "Company"), or order, at its principal office the principal sum of $65,000 and simple interest at the rate of 6% per annum. Said principal shall be due on the earlier of (i) December 31, 2002, or (ii) the undersigned's termination of employment with or services to the Company.

     Principal and interest shall be payable in lawful money of the United States of America. THE PRIVILEGE IS RESERVED TO PREPAY ANY PORTION OF THE NOTE AT ANY TIME.

     Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note is secured by a pledge of 500,000 shares of Common Stock of the Company, pursuant to the provisions of the Restricted Stock Purchase and Security Agreement between the Company and the undersigned executed contemporaneously with this Note.

     The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the Shares or other collateral securing this Note in the event of default.

                                       /s/ David Carter
                                       --------------------------
                                        David Carter

                                                                   Exhibit 10.13


                                   EXHIBIT A
                                   ---------

                                PROMISSORY NOTE


$32,500.00                                                      January 15, 1998



     For value received, the undersigned promises to pay to Xenogen
Corporation, a California corporation (the "Company"), or order, at its principal office the principal sum of $32,500 and simple interest at the rate of 6% per annum. Said principal shall be due on the earlier of (i) December 31, 2002, or (ii) the undersigned's termination of employment with or services to the Company.

     Principal and interest shall be payable in lawful money of the United States of America. THE PRIVILEGE IS RESERVED TO PREPAY ANY PORTION OF THE NOTE AT ANY TIME.

     Should suit be commenced to collect this Note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The maker waives presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

     This Note is secured by a pledge of 250,000 shares of Common Stock of the Company, pursuant to the provisions of the Restricted Stock Purchase and Security Agreement between the Company and the undersigned executed contemporaneously with this Note.

     The holder of this Note shall have full recourse against the maker, and shall not be required to proceed against the Shares or other collateral securing this Note in the event of default.



                                        /s/ David Carter
                                       -----------------------------------------
                                       David Carter